UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 20, 2010

LIMELIGHT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 W. 14th Street

Tempe AZ 85281

(Address of principal executive offices, including zip code)

(602) 850-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 20, 2010, Limelight Networks, Inc. (the “Company”) issued a press release announcing that the United States Court of Appeals for the Federal Circuit affirmed a District Court grant of the Company’s motion for judgment as a matter of law of noninfringement of Akamai Technologies, Inc.’s (“Akamai”) U.S. Patent No. 6,108,703 and also affirmed the District Court’s entry of judgment of noninfringement of Akamai’s U.S. Patent No. 7,103,645 and U.S. Patent No. 6,553,413 in the Akamai Technologies, Inc., et al. v. Limelight Networks, Inc. litigation matter, and certain other information. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Limelight Networks, Inc., dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: December 20, 2010	By:	/S/ PHILIP C. MAYNARD
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Limelight Networks, Inc., dated December 20, 2010.

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